UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33402 (Commission File Number)	72-1252405 (I.R.S. Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
          (a) On September 21, 2010, Trico Shipping AS (“Trico Shipping”), an indirect, wholly-owned subsidiary of Trico Marine Services, Inc. (the “Company”), entered into the Fifth Amendment to Credit Agreement and Forbearance Agreement (the “Fifth Amendment”) by and among Trico Shipping, as borrower, the Company and certain of its subsidiaries, as guarantors, Nordea Bank Finland plc, New York Branch (“Nordea”), as administrative agent, and Unicredit Bank AG and certain funds managed by Tennenbaum Capital Partners, LLC (collectively, “Tennenbaum”), as lenders. The Fifth Amendment amends the Credit Agreement dated as of October 30, 2009, as amended (the “Trico Shipping Working Capital Facility”), to amend the forbearance contained in the Trico Shipping Working Capital Facility to include certain events of default which have occurred under the Trico Shipping Working Capital Facility and to amend certain provisions of the Trico Shipping Working Capital Facility to permit Trico Shipping to incur additional indebtedness, including under the Priority Credit Agreement (as defined and described below under clause (b)). The Fifth Amendment also amends the scheduled commitment reduction under the Trico Shipping Working Capital Facility and provides for the cancellation of certain loan commitments. It also provides that Trico Shipping would make no further revolving loan borrowings and not issue any further letters of credit under the Trico Shipping Working Capital Facility, while providing the ability to cash collateralize letters of credit. The Fifth Amendment also contains additional covenants limiting the sale of assets, restricting the application of sales proceeds and implementing certain liquidity requirements and new baskets permitting Trico Shipping to make certain payments to the Company and certain of its affiliates.
          (b) On September 21, 2010, Trico Shipping entered into the Priority Credit Agreement (the “Priority Credit Agreement”) by and among Trico Shipping, as borrower, Trico Suppy AS (“Holdings”) and certain of the Company’s other wholly owned subsidiaries identified therein, as guarantors, Cantor Fitzgerald Securities (“Cantor Fitzgerald”), as administrative agent, and the lenders party thereto. The Priority Credit Agreement provides for $22 million in senior secured multi-draw term loan financing to be provided by participating holders of Trico Shipping’s 11 7/8% Senior Secured Notes (the “Shipping Notes”) and Tennenbaum (collectively, the “Priority Lenders”). Trico Shipping immediately borrowed $15 million in a Tranche A Term Loan following the closing of the Priority Credit Agreement on September 21, 2010. An additional $7 million Tranche B Term Loan may be drawn by October 1, 2010, and no later than October 31, 2010, subject to the satisfaction of various closing conditions. Proceeds of the Term Loans may be used to fund operating expenses and other working capital needs and to pay transaction costs, fees and expenses incurred in connection with the Priority Credit Agreement and related transactions.
          The Tranche A Term Loan and the Trance B Term Loan (collectively the “Term Loans”) mature on September 21, 2011 and will bear interest at the initial rate of 13.5% per annum. Upon the occurrence of an event of default, an additional 2% default interest will accrue on all outstanding borrowings. The Term Loans may be prepaid by Trico Shipping without premium or penalty, in whole or in part at any time and from time to time, upon three business days written notice to the administrative agent. The Priority Credit Agreement contains customary restrictive covenants, including those relating to the ability of Trico Shipping and certain of its affiliates to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make acquisitions, loans, advances or investments, make investments, sell or otherwise transfer assets, optionally prepay or modify terms of any subordinated indebtedness or enter into transactions with affiliates. Additionally, the Priority Credit Agreement contains deal-specific covenants, including limiting the declaration of dividends and restricting the prepayment of the Shipping Notes.
          The Priority Credit Agreement contains financial covenants requiring Holdings to maintain certain minimum monthly EBITDA and liquidity thresholds. The Priority Credit Agreement requires the Company and Holdings and the other guarantors to adopt a plan, contemplating the restructuring of their indebtedness in place by October 1, 2010 (an “Approved Restructuring Plan”), which shall be approved by certain lenders. The Approved Restructuring Plan may provide for debt exchanges, debt incurrences, asset sales, debt repayment, recapitalizations and restructurings. Failing to adopt an Approved Restructuring Plan on or prior to October 1, 2010 is an event of default under the Priority Credit Agreement.

          The Priority Credit Agreement provides that, upon the occurrence of certain events of default, Trico Shipping’s obligations thereunder may be accelerated and the lending commitments terminated. Such events of default include payment defaults to the lenders, material inaccuracies of representations and warranties, covenant defaults, cross-defaults to other material indebtedness, including the Shipping Notes, voluntary and involuntary bankruptcy proceedings, material money judgments, material events relating to pension plans, certain change of control events, failure to adopt an Approved Restructuring Plan as provided therein and other customary events of default.
          (c) On September 15, 2010, Trico Shipping obtained consents from holders of 100% of its outstanding Shipping Notes, pursuant to its previously announced solicitation of consents from holders of its Shipping Notes. The consents grant approval to (i) modify certain covenants, defaults, remedies, definitions and related provisions contained in the indenture, dated as of October 30, 2009, among Trico Shipping, as issuer, the Company and certain of its subsidiaries identified therein, as guarantors (the “Shipping Notes Guarantors”), and Deutsche Bank National Trust, as trustee thereunder (the “Trustee”), (as amended by the First Supplemental Indenture, dated as of June 25, 2010 (the “Shipping Indenture”)), pursuant to which the Shipping Notes were issued, (ii) waive certain defaults and events of default and rescind any acceleration of principal or interest under the Shipping Indenture related thereto in the event that certain defaults of the Shipping Notes have occurred prior to the proposed amendments becoming operative, (iii) modify certain terms in the Shipping Indenture to permit the incurrence of up to $50 million of additional indebtedness, including up to $22 million of indebtedness under the Priority Credit Agreement and up to $28 million of additional priority indebtedness (subject to the consent of the lenders under the Priority Credit Agreement and the Trico Shipping Working Capital Facility), and the granting to lenders under the Priority Credit Agreement and any additional priority indebtedness a first priority security interest in the collateral securing the Shipping Notes, which security interest is of a higher priority than the priority of the security interest securing the Shipping Notes, and (iv) make certain other amendments, supplements and waivers to any of the covenants and related definitions in the Shipping Indenture or other related agreements and documents reasonably necessary to implement the above (collectively the “Consent Solicitation Amendments”).
          On September 21, 2010, Trico Shipping, the Shipping Notes Guarantors and the Trustee entered into the second supplement to the Shipping Indenture (the “Second Supplemental Indenture”) following the receipt of the requisite consents of the holders of the Shipping Notes to give effect to the Consent Solicitation Amendments. The Second Supplemental Indenture became operative following the satisfaction of the preconditions set forth in the First Supplemental Indenture.
          (d) On September 21, 2010, Trico Shipping entered into an Amended and Restated Collateral Agency and Intercreditor Agreement, (the “Amended and Restated Intercreditor Agreement”), by and among Trico Shipping, the Company and certain of its subsidiaries identified therein, as guarantors under the Working Capital Facility, the Priority Credit Agreement and the Shipping Notes, as applicable, Nordea, as the administrative agent under the Trico Shipping Working Capital Facility, Cantor Fitzgerald, as administrative agent under the Priority Credit Agreement, the Trustee, and Wilmington Trust FSB, as collateral agent. The Amended and Restated Intercreditor Agreement replaces the Collateral Agency and Intercreditor Agreement, dated as of October 30, 2009 (the “Old Intercreditor Agreement”). The terms of the Amended and Restated Intercreditor Agreement are substantially similar to the terms of the Old Intercreditor Agreement except that they reflect the incurrence by Trico Shipping of additional indebtedness under the Priority Credit Agreement and the granting to lenders under the Priority Credit Agreement a first priority lien in certain collateral securing the Shipping Notes, which security interest is a higher priority than the priority of the lien on such collateral securing the Shipping Notes, included certain cross-default provisions and increased the indebtedness secured by the collateral thereunder.
          Relationships
          Nordea serves as administrative agent, book runner, joint lead arranger and a lender under the Trico Shipping Working Capital Facility. Nordea is the issuer of certain of the Company’s letters of credit. Tennenbaum is a lender under the Company’s Second Amended and Restated Credit Agreement dated as of June 11, 2010, as amended, the Company’s Senior Secured, Super-Priority Debtor-in-Possession Credit

Agreement dated as of August 24, 2010, the Trico Shipping Working Capital Facility and the Priority Credit Agreement. At present, the Priority Lenders are holders of the Shipping Notes.
          The preceding descriptions of the Second Supplemental Indenture, the Fifth Amendment, the Priority Credit Agreement and the Amended and Restated Collateral Agency and Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to the copy of the Second Supplemental Indenture, the Fifth Amendment, the Priority Credit Facility and the Amended and Restated Collateral Agency and Intercreditor Agreement, which are filed as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, to this Form 8-K and are hereby incorporated by reference in this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information included under Item 1.01 above is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
          Pursuant to the Priority Credit Agreement, Holdings has provided the lenders thereunder cash flow projections for the 13-week period ending December 10, 2010 (the “Approved Budget”), a summary of which has been furnished herewith as Exhibit 99.1. The actual cash flow of Holdings and its subsidiaries may differ materially from the projected amounts set forth in the Approved Budget. For additional information about the risks and uncertainties involving the Company and its subsidiaries, please see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (“2009 Form 10-K”) and Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010.
          The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 of Item 9.01, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

4.1	—	Second Supplemental Indenture, dated as of September 21, 2010, to the Indenture dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto and Deutsche Bank National Trust Company, as trustee, as amended.

10.1	—	Fifth Amendment to Credit Agreement and Forbearance Agreement, dated as of September 21, 2010, to the Credit Agreement dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto, the lenders party thereto, Nordea, as administrative agent, and the lenders party thereto.

10.2	—	The Priority Credit Facility, dated as of September 21, 2010, by and among Trico Shipping, as borrower, the guarantors party thereto, Cantor Fitzgerald Securities as agent, and the lenders party thereto.

10.3	—	Amended and Restated Collateral Agency and Intercreditor Agreement dated as of September 21, 2010, by and among Trico Shipping, the guarantors party thereto, Nordea, as the working capital facility agent, Cantor Fitzgerald as Priority Credit Facility Agent, Deutsche Bank, as trustee, and Wilmington Trust FSB, as collateral agent.

99.1	—	Summary of Approved Budget for the 13-week period ending December 10, 2010.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Certain statements and information in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (i) the Company’s and its subsidiaries’ ability to continue as a going concern; (ii) the ability of the Company and its subsidiaries to obtain and maintain normal terms with vendors and service providers; (iii) the Company’s ability to maintain contracts that are critical to its operations; (iv) the potential adverse impact of the Company’s voluntary reorganization under Chapter 11 of Title 11 of the United States Code on its liquidity or results of operations; (v) the ability of the Company to attract, motivate and/or retain key executives and employees; (vi) the ability of the Company to attract and retain customers; (vii) Trico Shipping’s ability to comply with the terms of the Approved Budget; and (viii) other risks and factors regarding the Company and its industry identified from time to time in the Company’s reports filed with the Securities and Exchange Commission.
     Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 22, 2010

TRICO MARINE SERVICES, INC.
By:	/s/ Brett Cenkus
	Name:	Brett Cenkus
	Title:	General Counsel and Secretary

EXHIBIT INDEX
     (d) Exhibits

4.1	—	Second Supplemental Indenture, dated as of September 21, 2010, to the Indenture dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto and Deutsche Bank National Trust Company, as trustee, as amended.

10.1	—	Fifth Amendment to Credit Agreement and Forbearance Agreement, dated as of September 21, 2010, to the Credit Agreement dated as of October 30, 2009, by and among Trico Shipping AS, the guarantors party thereto, the lenders party thereto, Nordea, as administrative agent, and the lenders party thereto.

10.2	—	The Priority Credit Facility, dated as of September 21, 2010, by and among Trico Shipping, as borrower, the guarantors party thereto, Cantor Fitzgerald Securities as agent, and the lenders party thereto.

10.3	—	Amended and Restated Collateral Agency and Intercreditor Agreement dated as of September 21, 2010, by and among Trico Shipping, the guarantors party thereto, Nordea, as the working capital facility agent, Cantor Fitzgerald as Priority Credit Facility Agent, Deutsche Bank, as trustee, and Wilmington Trust FSB, as collateral agent.

99.1	—	Summary of Approved Budget for the 13-week period ending December 10, 2010.